Other investments	12 Months Ended
Dec. 31, 2018
Other investments
Other investments

Note 13 – Other investments

Accounting policies

Other investments are measured on initial recognition at fair value, and subsequently at fair value. Changes in fair value are recognized in the income statement under financial items.

The Group's other investments consist of a USD 5.0 million (2017: USD 1.5 million) investment in Beta Bionics, Inc., the developer of iLet(TM), a fully integrated dual-hormone pump (bionic pancreas) for autonomous diabetes care. The investment in Beta Bionics, Inc. is recorded at fair value through profit and loss. This investment represents 2.0% (2017: 0.9%) ownership of Beta Bionics, Inc., and is recorded at a fair value of DKK 32.6 million as of December 31, 2018 (DKK 9.3 million as of December 31, 2017).

The payment related to this investment has not been made as of December 31, 2018 and is recorded within "other liabilities". Refer to Note 21.